Exhibit 10.1

SECOND AMENDMENT TO FORBEARANCE AGREEMENT

This Second Amendment to Forbearance Agreement (this “Agreement”) is entered into as of May 22, 2017, by and among the financial institutions listed on the signature pages hereto, as Lenders, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE AG), as administrative agent (“Administrative Agent”), IGNITE RESTAURANT GROUP, INC. (“Borrower”), and the other Credit Parties under the Credit Agreement (as defined below). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Forbearance Agreement (as defined below).

WHEREAS, Administrative Agent, Lenders signatory thereto, and Borrower are parties to that certain Credit and Security Agreement dated as of August 13, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Administrative Agent, Lenders signatory thereto, Borrower and the other Credit Parties are parties to that certain Forbearance Agreement dated as of March 31, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”);

WHEREAS, Administrative Agent, Lenders signatory thereto, Borrower and the other Credit Parties are parties to that certain First Amendment to Forbearance Agreement dated as of May 8, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “First Amendment”);

WHEREAS, the Borrower and the other Credit Parties have requested that the Lender Parties agree to further amend certain provisions of the Forbearance Agreement; and

WHEREAS, the Lender Parties have agreed to further amend certain provisions of the Forbearance Agreement on the terms and subject to the conditions set forth herein,

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article I.
AMENDMENTS

Section 1.1     Amendments. Subject to the occurrence of the Effective Date (as defined below), the Lender Parties agree that (i) all references in the Forbearance Agreement, as amended by the First Amendment, to “May 23, 2017” are replaced with “June 6, 2017,” (ii) all references in the Forbearance Agreement, as amended by the First Amendment, to “May 22, 2017” are replaced with “June 5, 2017,” and (iii) all references in Annex I of the Forbearance, as amended by the First Amendment, to “March 31, 2017,” are replaced with “March 31, 2017, and May 31, 2017.”

Section 1.2     Amounts Outstanding. The Borrower and the other Credit Parties each acknowledges and agrees that the aggregate principal amount of the outstanding Loans under and as defined in the Credit Agreement is equal to at least $133,250,569.16 as of the date hereof and the aggregate face amount of outstanding Letters of Credit is at least $12,050,000 as of the date hereof. The foregoing amount does not include any of the interest, fees, costs, and expenses to which the Administrative Agent and/or any Lender is entitled under the Credit Agreement or other Loan Documents. As of the date hereof, all of the foregoing Obligations are outstanding, and the Borrower and the other Credit Parties each acknowledges and agrees that (i) they are jointly and severally liable for the Obligations to the extent provided under the Credit Agreement or other Loan Documents, and (ii) they have no right of offset, defense, or counterclaim with respect to any of the Obligations.

Section 1.3     Reservation of Rights. Except as expressly set forth in this Agreement, nothing contained in this Agreement shall, or shall be deemed to, (i) constitute a waiver of any Default, Event of Default, or Forbearance Default that may heretofore or hereafter occur or have occurred and be continuing, or (ii) modify, amend, alter or affect any provision of the Forbearance Agreement, the Credit Agreement or any other Loan Document. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (i) extend the terms of the Credit Agreement or the due date of any of the Obligations; (ii) give rise to any obligation on the part of Administrative Agent or any Lender to extend, modify, alter, amend or waive any term or condition of the Forbearance Agreement, the Credit Agreement or the other Loan Documents or otherwise prejudice any rights or remedies which the Administrative Agent and Lenders now have or may have in the future; or (iii) give rise to any defenses, setoffs, reductions or counterclaims to Administrative Agent’s or any Lenders’ right to compel payment of the Obligations or to otherwise enforce, exercise and enjoy the benefits of their respective rights and remedies under the Forbearance Agreement, the Credit Agreement and the other Loan Documents.

Article II.
CONDITIONS OF EFFECTIVENESS

Section 2.1     Conditions of Effectiveness. This Agreement shall be effective as of the date first above written (the “Effective Date”) once this Agreement shall have been executed and delivered by the Administrative Agent, the Required Lenders, the Borrower, and each Credit Party, and fully-executed copies of the Agreement shall have been delivered to each Lender.

Article III.
Miscellaneous

Section 3.1     Full Force and Effect. Except as expressly provided by this Agreement, the Forbearance Agreement, the Credit Agreement and other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and reaffirmed. Except as expressly set forth in this Agreement, no other terms and conditions of the Forbearance Agreement, the Credit Agreement or any other Loan Document are hereby waived, amended, altered or otherwise modified. Except as expressly set forth in this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any party under the Forbearance Agreement, the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Forbearance Agreement, the Credit Agreement or any other Loan Document.

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Section 3.2     GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 3.3     WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.4     Integration. This Agreement (together with the Forbearance Agreement and the other Loan Documents (each as amended, supplemented or otherwise modified from time to time)) sets forth in full the terms of agreement between the parties and is intended as the full, complete and exclusive contract governing the relationship between the parties with respect to the transactions contemplated herein, superseding all other discussions, promises, representations, warranties, agreements and understandings, whether written or oral, between the parties with respect thereto.

Section 3.5     No Amendment. No term of this Agreement may be waived, modified or amended except in a writing signed in accordance with Section 11.3 of the Credit Agreement.

Section 3.6     Execution in Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile or electronic mail transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

IGNITE RESTAURANT GROUP, INC.

by
/s/ Brad Leist
Brad Leist
Chief Financial Officer

JOE’S CRAB SHACK, LLC

by
/s/ Brad Leist
Brad Leist
Chief Financial Officer

IGNITE RESTAURANTS – NEW JERSEY, LLC

by
/s/ Brad Leist
Brad Leist
Chief Financial Officer

JOE’S CRAB SHACK – REDONDO BEACH, INC.

by
/s/ Brad Leist
Brad Leist
Chief Financial Officer

BHTT ENTERTAINMENT, LLC

by
/s/ Brad Leist
Brad Leist
Chief Financial Officer

[Ignite Restaurant Group, Inc.: Signature Page to First Amendment to Forbearance Agreement]

JOE’S CRAB SHACK – MARYLAND LLC

by
/s/ Brad Leist
Brad Leist
Chief Financial Officer

JOE’S CRAB SHACK – ANNE ARUNDEL MD, LLC

by
/s/ Brad Leist
Brad Leist
Chief Financial Officer

BRICK HOUSE DEVELOPMENT, LLC

by
/s/ Brad Leist
Brad Leist
Chief Financial Officer

JCS MONMOUTH MALL – NJ, LLC

by
/s/ Brad Leist
Brad Leist
Chief Financial Officer

JCS DEVELOPMENT, LLC

by
/s/ Brad Leist
Brad Leist
Chief Financial Officer

[Ignite Restaurant Group, Inc.: Signature Page to First Amendment to Forbearance Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

CREDIT SUISSE ag, CAYMAN ISLANDS BRANCH, as Administrative Agent

by
/s/ Didier Siffer
Name:Didier Siffer
Title:Authorized Signatory

by
/s/ Megan Kane
Name:Megan Kane
Title:Authorized Signatory

[Ignite Restaurant Group, Inc.: Signature Page to First Amendment to Forbearance Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED, as a Lender

By: FCO V CLO CM LLC, its collateral manager

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

[Ignite Restaurant Group, Inc.: Signature Page to First Amendment to Forbearance Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED, as a Lender

By: FCO VI CLO CM LLC, its collateral manager

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

[Ignite Restaurant Group, Inc.: Signature Page to First Amendment to Forbearance Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

FORTRESS CREDIT OPPORTUNITIES I LP, as a Lender

By Fortress Credit Opportunities I GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

[Ignite Restaurant Group, Inc.: Signature Page to First Amendment to Forbearance Agreement]

As Existing Lender

Golub Capital Partners CLO 16, Ltd.
By: GC Advisors LLC, its agent

By: /s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 17, Ltd.
By: GC Advisors LLC, its agent

By: /s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 21(M), Ltd.
By: GC Advisors LLC, its agent

By: /s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 30(M), Ltd.
By: GC Advisors LLC, its agent

By: /s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 31(M), Ltd.
By: GC Advisors LLC, its agent

By: /s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC CLO 2014 LLC
By: GC Advisors LLC, its Collateral Manager

By: /s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Investment Corporation CLO 2016 (M) LLC
By: GC Advisors LLC, as Collateral Manager

By: /s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital PEARLS Direct Lending Program, L.P.
By: GC Advisors LLC, its Manager

By: /s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

MIDCAP FUNDING IX TRUST, as Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By: /s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

[Ignite Restaurant Group, Inc.: Signature Page to First Amendment to Forbearance Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

Name of Lender: SIERRA INCOME CORPORATION a Maryland corporation

By: SIC Advisors LLC, a Delaware limited liability company, its investment manager

By: /s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Ignite Restaurant Group, Inc.: Signature Page to First Amendment to Forbearance Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By
/s/ Kevin Braddish
Name: Kevin Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

by
/s/ Kevin Braddish
Name: Kevin Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

by
/s/ Kevin Braddish
Name: Kevin Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

by
/s/ Kevin Braddish
Name: Kevin Braddish
Title: Duly Authorized Signatory

[Ignite Restaurant Group, Inc.: Signature Page to First Amendment to Forbearance Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

by
/s/ Kevin Braddish
Name: Kevin Braddish
Title: Duly Authorized Signatory

PRIVATE DEBT STRATEGIES FUND III, L.P., as a Lender
By: Ivy Hill Asset Management, L.P., as Manager

by
/s/ Kevin Braddish
Name: Kevin Braddish
Title: Duly Authorized Signatory

PRIVATE DEBT STRATEGIES FUND IV, L.P., as a Lender
By: Ivy Hill Asset Management, L.P., as Manager

by
/s/ Kevin Braddish
Name: Kevin Braddish
Title: Duly Authorized Signatory

[Ignite Restaurant Group, Inc.: Signature Page to First Amendment to Forbearance Agreement]